OTCQX: DYNR WWW.DYNARESOURCE.COM

DynaResource Reports November Production and Management Initiatives at the San Jose de Gracia Mine

All figures in United States Dollars (“USD”).

IRVING, TX / December 20, 2024 / DYNR-DynaResource, Inc. (OTCQX:DYNR) (“DynaResource”, or “the Company”) is pleased to announce the November 2024 operating results at its San Jose de Gracia Mine in Sinaloa, Mexico, highlighted by 2,182 ounces of gold production and an average of 770 tons per day.

November 2024 production highlights include:

•
2,182 ounces of gold production
•
Average grade of 4.02 g/t gold
•
23,108 tons milled
•
Average tons per day of 770

“November results continue to reflect the operational changes the Company has been implementing at San Jose de Gracia, in particular strong underground mine development which increases the flexibility of our daily mine operations,” stated Rohan Hazelton, President & CEO DynaResource. “While power outages impacted production, we had the mill operating at the elevated rates we saw in the previous month and our grades continue to stabilize. The Company expects to see greater improvements in the coming months as we remain focused on optimization and prudent cost management. The Company now estimates full year production to be approximately 25,500 to 26,000 ounces of gold.”

Summary of key operational performance for the month and YTD is provided in the tables below:

Operating Metrics	Month	YTD
	Actual	Actual
Days Operating	30	335
Tons Milled	23,108	238,710
Grade Calculated	4.02	4.06
Recovery %	73.0%	76.0%
Gold produced (Oz)	2,182	23,710

Overview of November Operations

Plant and Mill

The plant has been operating at higher throughput levels since the installation of the new vibrating screen was completed in August 2024. November operations were impacted by power outages on the main regional grid electrical supply system which negatively affected the tonnes processed and the metal recovery. November average mill throughput was 770 tons per day (“tpd”) with maximum rates achieved of 870-880 tpd. The company has procured additional diesel generation on site to mitigate the impact of the grid power interruption. Metallurgical testing continued during the month with new reagents trialed. These trials are strongly indicating the ability to deliver recoveries of 78.5-79.1% from the plant flotation circuit. The company is also investigating increased overall gold recoveries via the installation of a Gravity Gold circuit. Previously at the mine (2019 to 2020) a Gravity Gold circuit was used in the processing flowsheet and this circuit recovered approximately 30% of the gold produced.

Mining

During November the team continued to focus on better understanding the potential of key areas in the underground mine, particularly in San Pablo South, through structural geology interpretations. Current production efforts on the 500 Level are yielding promising results, with an active ore drive showing high-grade gold potential. This work highlights the significant opportunity to further define and exploit high-grade zones in this area.

Mapping and sampling continued in the 3 operating mines including the San Pablo 500 South Level (high grade zone) as part of exploration drifting and Tres Amigos 590 South Level as part of the exploration program. These investigations included the Ceseñas historical mine and Mochomera 533 N-S Level. Looking ahead, the plan includes deeper and lateral drilling between the San Pablo and Tres Amigos veins to potentially extend the high-grade underground resource at San José de Gracia. Exploration efforts will also target the development of San Pablo South towards Mochomera, which has potential to connect with the historical, high-grade Palos Chinos and Purisima mines. These initiatives aim to build on both modern geological insights and historical mining data to maximize the resource potential of the property.

Year to Date Operating Results

Tons Per Day 2024
900
800
700
600
500
400
300
200
100
-
470
784
774
703
768
729
684
568
770
826
770
January'24
Febraury'24
March'24
April'24
May'24
Jun'24
Jul'24
August'24
September'24
October'24
November'25

Production Gold Ounces 2024
Au (onzas)
3,000
2,500
2,000
1,500
1,000
500
0
1,896
2,830
2,807
2,108
2,297
1,830
1,946
1,601
2,092
2,626
2,182
Enero
Feb
Marzo
Abril
Mayo
Junio
Julio
Agosto
Sept
Oct
Nov

Production Tons and Gold Grade 2024
TMS
Au (g/t)
30,000
25,000
20,000
15,000
10,000
5,000
0
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Enero
Feb
Marzo
Abril
Mayo
Junio
Julio
Agosto
Sept
Oct
Nov
15,052
22,739
24,005
21,100
23,808
21,868
21,215
17,598
23,087
25,596
23,108
4.82
4.81
4.54
4.13
4.07
3.50
3.82
3.78
3.75
4.17
4.02
TMS
Ley Au (g/t) cabeza
Lineal (TMS)

About DynaResource
DynaResource is a junior gold mining producer trading on the OTCQX under the symbol “DYNR”. DynaResource is actively mining and expanding the historic San Jose de Gracia gold mining district in Sinaloa, Mexico.

On behalf of the Board of Directors of DynaResource, Inc.
Rohan Hazelton
President & CEO

For Information on DynaResource, Inc. please visit www.dynaresource.com, or contact:

Investor Relations:
Katherine Pryde, Investor Relations Manager
+1 972-869-9400
info@dynaresource.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This news release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gràcia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the

Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results, and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.